UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: February 18, 2008


                             MOMENTUM BIOFUELS, INC.
                      (Formerly Tonga Capital Corporation)
                      ------------------------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-50619                               84-1069035
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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              2600 S. Shore Blvd, Suite 100, League City, TX 77573
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               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
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               Registrant's telephone number, including area code



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Resignation

Effective  on February  18,  2008,  Mr.  John V.  Olsen,  a director of Momentum
BioFuels, Inc. (the Registrant) submitted his resignation from the board of directors, effective immediately.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      MOMENTUM BIOFUELS, INC.


                      By:      /s/ Gregory A. Enders
                      ---      ---------------------
                                   Gregory A. Enders, President and
                                   Chief Executive Officer


Date: February 22, 2008